SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 12, 2002	Commission file number 1-5805

J.P. MORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	13-2624428

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, New York	10017

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)       212-270-6000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are furnished as part of this report:

Exhibit	Description

99.1	Statement under oath, dated August 12, 2002, of the Principal Executive Officer of the Company regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934.

99.2	Statement under oath, dated August 12, 2002, of the Principal Financial Officer of the Company regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934.

99.3	Certification of Periodic Report, dated August 12, 2002, of the Principal Executive Officer and Principal Financial Officer of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure

         On August 12, 2002, the principal executive officer and principal financial officer of J.P. Morgan Chase & Co. (the “Company”) each submitted to the Securities and Exchange Commission a written statement under oath regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934 pursuant to Securities and Exchange Commission Order No. 4-460. Attached as Exhibits 99.1 and 99.2 are copies of such written statements.

         In addition, on August 12, 2002, the principal executive officer and principal financial officer of the Company provided a written statement accompanying the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached as Exhibit 99.3 is a copy of such written statement.

         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K , including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Statement under oath, dated August 12, 2002, of the Principal Executive Officer of the Company regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934.

99.2	Statement under oath, dated August 12, 2002, of the Principal Financial Officer of the Company regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934.

99.3	Certification of Periodic Report, dated August 12, 2002, of the Principal Executive Officer and Principal Financial Officer of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO. (Registrant)

/s/ William H. McDavid William H. McDavid General Counsel

Dated: August 12, 2002

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